Exhibit 10.20

AMENDMENT NO. 1 TO ADVISORY AGREEMENT

This Amendment No. 1 to Advisory Agreement is executed this 25th day of March, 2009 by and between Strategic Storage Trust, Inc., a Maryland corporation (the “Company”) and Strategic Storage Advisor, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Advisor and the Company are parties to that certain Advisory Agreement dated March 17, 2008, the terms of which are incorporated herein by reference (the “Agreement”);

WHEREAS, the Advisor and the Company, by mutual consent, have renewed the Agreement on March 24, 2009, effective until March 17, 2010;

WHEREAS, the Advisor and the Company desire to amend the Agreement to revise the definition of “Capped O&O Expenses”, in order to incorporate the original intention of the Advisor and the Company;

NOW THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

1.	Effective as the date hereof, the definition of “Capped O&O Expenses” in Article I of the Agreement entitled “Definitions” is hereby amended in its entirety as follows:

“Capped O&O Expenses” means all Organizational and Offering Expenses (excluding Sales Commissions and the dealer manager fee) in excess of 3.5% of the Gross Proceeds raised in a completed Offering other than Gross Proceeds from Stock sold pursuant to the Distribution Reinvestment Plan.”

2.	Except as otherwise expressly provided herein, the terms, conditions, and provisions of the Agreement shall remain unaltered and in full force and effect, and are ratified and confirmed by this reference.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Advisory Agreement to be effective for all purposes as of the date first above written.

THE COMPANY: STRATEGIC STORAGE TRUST, INC.

By:	/s/ H. Michael Schwartz
H. Michael Schwartz President

THE ADVISOR: STRATEGIC STORAGE ADVISOR, LLC

By:	/s/ H. Michael Schwartz
H. Michael Schwartz President